Exhibit 10.1
Execution Version

FIFTH AMENDMENT TO CREDIT AGREEMENT
FIFTH AMENDMENT TO CREDIT AGREEMENT, dated as of March 28, 2017 (this “Amendment”), among WESCO AIRCRAFT HOLDINGS, INC., a Delaware corporation (“Holdings”), WESCO AIRCRAFT HARDWARE CORP., a California corporation (the “Borrower”), the Subsidiary Guarantors, BARCLAYS BANK PLC, as Administrative Agent (as defined below), Collateral Agent (as defined below) and Swingline Lender, and the Lenders party hereto.

W I T N E S S E T H

WHEREAS, Holdings, the Borrower, the Lenders from time to time party thereto and BARCLAYS BANK PLC, as Administrative Agent (in such capacity, the “Administrative Agent”), Collateral Agent (in such capacity, the “Collateral Agent”, and collectively with the Administrative Agent, in such capacities, the “Agent”), Issuing Lender and Swingline Lender, are parties to a Credit Agreement, dated as of December 7, 2012 (as amended by that certain First Amendment to Credit Agreement dated as of February 28, 2014, that certain Second Amendment to Credit Agreement and Guarantee and Collateral Agreement dated as of September 2, 2014, that certain Third Amendment to Credit Agreement, dated as of March 24, 2016 and that certain Fourth Amendment to Credit Agreement, dated as of October 4, 2016, and as further amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”);

WHEREAS, the Borrower has requested that the Required Lenders, the Required Covenant Lenders and the Swingline Lender, pursuant to Section 10.1 of the Existing Credit Agreement, amend certain provisions of the Existing Credit Agreement (as so amended, the “Amended Credit Agreement”) to (i) reduce the maximum amount permitted to be incurred under a Capped Incremental Facility pursuant to Section 2.25(a)(i) of the Existing Credit Agreement, (ii) amend the Consolidated Total Leverage Ratio levels in the financial covenant set forth in Section 7.1(a) of the Existing Credit Agreement and (iii) modify the Pricing Grid applicable to the Tranche A Term Loans and Revolving Loans;

WHEREAS, Barclays Bank PLC is the sole lead arranger, sole bookrunner and sole syndication agent (in such capacity, the “Fifth Amendment Lead Arranger”) for this Fifth Amendment; and

WHEREAS, Holdings, the Borrower, the Required Lenders, the Required Covenant Lenders, the Swingline Lender and the Agent wish to amend the Existing Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE – DEFINED TERMS. Capitalized terms used herein (including in the foregoing recitals hereto) but not otherwise defined herein shall have the meanings assigned thereto in the Amended Credit Agreement. The provisions of Section 1.2 of the Amended Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION TWO – EXISTING CREDIT AGREEMENT AMENDMENTS.

Effective as of the Fifth Amendment Effective Date:

(a)Section 1.1 of the Existing Credit Agreement is hereby amended by inserting therein the following defined terms in the appropriate alphabetical order:

“Fifth Amendment”: that certain Fifth Amendment to Credit Agreement dated as of March 28, 2017.

“Fifth Amendment Effective Date”: as defined in the Fifth Amendment.

(b)Section 1.1 of the Existing Credit Agreement is hereby amended by amending the following defined terms:

(i) Clause (a) of the definition of “Incremental Cap” is hereby amended and restated in its entirety as follows:

“(a) either (i) $75,000,000 or (ii) if the Consolidated Total Leverage Ratio, after giving effect to the incurrence of any Loans or Commitments pursuant to Section 2.25 (which (1) shall assume in the case of all incremental Revolving Commitments, that such Commitments are fully drawn and (2) shall not include the proceeds of such incremental Loans in calculating cash and Cash Equivalents) and the use of proceeds thereof, on a pro forma basis, would be less than or equal to 3.50:1.00 for the most recent Test Period then ended, $150,000,000 (the “Capped Incremental Amount”; and such facility, the “Capped Incremental Facility”), plus”

(ii) “Pricing Grid” is hereby amended and restated in its entirety as follows:

““Pricing Grid”: the table set forth below:

Consolidated Total Leverage Ratio	Applicable Margin for Revolving Loans and Tranche A Term Loans that are Eurocurrency Loans	Applicable Margin for Revolving Loans and Tranche A Term Loans that are ABR Loans and Swingline Loans	Applicable Commitment Fee Rate
Level I ≤3.00:1.00	2.00%	1.00%	0.25%
Level II >3.00:1.00 but ≤3.50:1.00	2.25%	1.25%	0.30%
Level III >3.50:1.00 but ≤4.00:1.00	2.50%	1.50%	0.35%
Level IV >4.00:1.00	3.00%	2.00%	0.40%

(c)Section 7.1(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Consolidated Total Leverage Ratio. Permit the Consolidated Total Leverage Ratio of Holdings as at the last day of any period of four consecutive fiscal quarters of Holdings ending during any period set forth below to exceed the ratio set forth below opposite such period:

Period	Consolidated Total Leverage Ratio
December 31, 2016	4.50 : 1.00
March 31, 2017	4.60 : 1.00
June 30, 2017	4.50 : 1.00
September 30, 2017	4.50 : 1.00
December 31, 2017	4.25 : 1.00
March 31, 2018	4.25 : 1.00
June 30, 2018	4.00 : 1.00
September 30, 2018	4.00 : 1.00
December 31, 2018	3.75 : 1.00
March 31, 2019	3.75 : 1.00
June 30, 2019 and thereafter	3.50 : 1.00”

SECTION THREE – CONDITIONS TO EFFECTIVENESS. This Amendment and the amendments set forth in Section Two shall become effective on the date (the “Fifth Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(a)Execution of this Amendment. The Loan Parties and Lenders constituting the Required Lenders, the Required Covenant Lenders and the Swingline Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to the Administrative Agent (or its counsel);

(b)Amendment Fee. The Borrower shall have paid, or caused to be paid, to the Administrative Agent, for the account of each Revolving Lender and each Tranche A Term Lender that consents to this Amendment at or prior to 12:00 p.m. New York City time on March 24, 2017 an amendment fee (the “Amendment Fee”) for each such Lender in an amount equal to 0.25% of the sum of (1) the outstanding principal amount of such Lender’s Tranche A Term Loans immediately prior to the occurrence of the Fifth Amendment Effective Date plus (2) the amount of such Lender’s Revolving Commitment immediately prior to the occurrence of the Fifth Amendment Effective Date. The Amendment Fee shall be payable in immediately available funds on the Fifth Amendment Effective Date. Once paid, the Amendment Fee shall not be refundable.

(c)Other Fees and Expenses. The Borrower shall have paid, or caused to be paid, to the Administrative Agent and the Fifth Amendment Lead Arranger, respectively, all fees and other amounts due and payable under or in connection with this Amendment, and all reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, including, without limitation, the reasonable and documented fees and disbursements and other charges of Weil, Gotshal & Manges LLP, counsel to the Administrative Agent and the Fifth Amendment Lead Arranger; and

The Administrative Agent shall notify the parties hereto of the Fifth Amendment Effective Date and such notice shall be conclusive and binding. Notwithstanding the foregoing, this Amendment shall not become effective unless each of the foregoing conditions is satisfied at or prior to 11:59 p.m. New York City time on March 28, 2017.

SECTION FOUR – REPRESENTATIONS AND WARRANTIES; NO DEFAULTS. In order to induce the Lenders to enter into this Amendment, each of the Loan Parties represents and warrants, on the Fifth Amendment Effective Date, to each of the Lenders and the Administrative Agent that:

(a)this Amendment and the Amended Credit Agreement each constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and the implied covenants of good faith and fair dealing;

(b)all of the representations and warranties contained in Section 4 of the Amended Credit Agreement and in the other Loan Documents are true and correct in all material respects on the Fifth Amendment Effective Date as if made on and as of such date (unless such representation or warranty relates to a specific date, in which case such representation or warranty was true and correct in all material respects as of such specific date; provided, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates); and

(c)no Default or Event of Default exists as of the Fifth Amendment Effective Date immediately prior to and after giving effect to this Amendment.

SECTION FIVE – SECURITY. The Loan Parties acknowledge that notwithstanding the effectiveness of this Amendment, (a) the Guarantee and Collateral Agreement shall continue to be in full force and effect, (b) the Guarantor Obligations of each Guarantor are not impaired or affected and (c) all guarantees made by the Loan Parties pursuant to the Guarantee and Collateral Agreement and all Liens granted by the Loan Parties as security for the Borrower Obligations and the Guarantor Obligations pursuant to the Guarantee and Collateral Agreement continue in full force and effect; and, further, confirm and ratify their respective obligations under each of the Loan Documents executed by the Loan Parties, as amended hereby.

SECTION SIX – SEVERABILITY. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION SEVEN – CONTINUING EFFECT; NO OTHER WAIVERS OR AMENDMENTS. Except as expressly set forth herein, this Amendment shall not (i) constitute a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Amended Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or (ii) by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agents, the Loan Parties under the Amended Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances. After the Fifth Amendment Effective Date, any reference in any Loan Document to the “Credit Agreement” shall mean the Amended Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Amended Credit Agreement and the other Loan Documents.

SECTION EIGHT – COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or electronic (i.e. “pdf”) transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION NINE – GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 10.12 and 10.18 of the Amended Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

WESCO AIRCRAFT HARDWARE CORP.

By:    /s/ Richard J. Weller
Name:    Richard J. Weller
Title:    Executive Vice President and Chief Financial Officer

WESCO AIRCRAFT HOLDINGS, INC.

By:    /s/ Richard J. Weller
Name:    Richard J. Weller
Title:    Executive Vice President and Chief Financial Officer

INTERFAST USA HOLDINGS INC.

By:    /s/ Richard J. Weller
Name:    Richard J. Weller
Title:    Treasurer

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

HAAS GROUP, LLC

By:    /s/ Richard J. Weller
Name:    Richard J. Weller
Title:    Treasurer
HAAS HOLDINGS, LLC

By:    /s/ Richard J. Weller
Name:    Richard J. Weller
Title:    Treasurer
HAAS GROUP INTERNATIONAL, LLC

By:    /s/ Richard J. Weller
Name:    Richard J. Weller
Title:    Treasurer

NETMRO, LLC

By:    /s/ Richard J. Weller
Name:    Richard J. Weller
Title:    Treasurer

HAAS TCM OF ISRAEL INC.

By:    /s/ Richard J. Weller
Name:    Richard J. Weller
Title:    Treasurer

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

BARCLAYS BANK PLC, as Administrative Agent, Collateral Agent and Swingline Lender

By:    /s/ Craig J. Malloy
Name:    Craig J. Malloy
Title:    Director

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

BARCLAYS BANK PLC

By:    /s/ Craig J. Malloy
Name:    Craig J. Malloy
Title:    Director

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Allstate Insurance Company, as a Lender

By:    /s/ Chris Goergen
Name:    Chris Goergen
Title:    Authorized Signatory

By:    /s/ Mark D. Pittman
Name:    Mark D. Pittman
Title:    Authorized Signatory

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

JFIN CLO 2017 LTD, as a Lender

JFIN CLO 2016 LTD, as a Lender

JFIN CLO 2015-II LTD, as a Lender

JFIN CLO 2015 LTD, as a Lender

JFIN CLO 2014-II LTD, as a Lender

JFIN CLO 2014 LTD, as a Lender

JFIN CLO 2013 LTD, as a Lender

By:    /s/ Andrew Stern
Name:    Andrew Stern
Title:    Managing Director

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

APIDOS CLO X, as a Lender
BY: Its Collateral Manager CVC Credit Partners,
LLC

By:    /s/ Gretchen Bergstresser
Name:    Gretchen Bergstresser
Title:    Senior Portfolio Manager

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

ARES ENHANCED LOAN INVESTMENT
STRATEGY IR LTD., as a Lender
BY: ARES ENHANCED LOAN MANAGEMENT
IR, L.P., AS PORTFOLIO MANAGER
BY: ARES ENHANCED LOAN IR GP, LLC, ITS
GENERAL PARTNER

By:    /s/ Daniel Hayward
Name:    Daniel Hayward
Title:    Authorized Signatory

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Ares XL CLO Ltd., as a Lender
By: Ares CLO Management II LLC, its asset
manager

By:    /s/ Daniel Hayward
Name:    Daniel Hayward
Title:    Authorized Signatory

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Ares XLI CLO Ltd., as a Lender
By: Ares CLO Management II LLC, as Asset
Manager

By:    /s/ Daniel Hayward
Name:    Daniel Hayward
Title:    Authorized Signatory

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

ARES XXIV CLO LTD., as a Lender
BY: ARES CLO MANAGEMENT XXIV, L.P., ITS
ASSET MANAGER
BY: ARES CLO GP XXIV, LLC, ITS GENERAL
PARTNER

By:    /s/ Daniel Hayward
Name:    Daniel Hayward
Title:    Authorized Signatory

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

ARES XXIX CLO LTD., as a Lender
By: Ares CLO management XXIX, L.P., its Asset
Manager
By: Ares CLO GP XXIX, LLC, its General Partner

By:    /s/ Daniel Hayward
Name:    Daniel Hayward
Title:    Authorized Signatory

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

ARES XXV CLO LTD., as a Lender
BY: Ares CLO Management XXV, L.P., its Asset
Manger
By:    Ares CLO GP XXV, LLC, its General Partner

By:    /s/ Daniel Hayward
Name:    Daniel Hayward
Title:    Authorized Signatory

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

ARES XXVI CLO LTD., as a Lender
BY: Ares CLO Management XXVI, L.P., its
Collateral Manager
By: Ares CLO GP XXVI, LLC, its General Partner

By:    /s/ Daniel Hayward
Name:    Daniel Hayward
Title:    Authorized Signatory

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

ARES XXVII CLO LTD., as a Lender
By: Ares CLO Management XXVII, L.P., its Asset
Manager
By: Ares CLO GP XXVII, LLC, its General Partner

By:    /s/ Daniel Hayward
Name:    Daniel Hayward
Title:    Authorized Signatory

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

ARES XXVIII CLO LTD., as a Lender
By: Ares CLO Management XXVIII, L.P., its Assets
Manager
By: Ares CLO GP XXVIII, LLC, its General Partner

By:    /s/ Daniel Hayward
Name:    Daniel Hayward
Title:    Authorized Signatory

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Ares XXXI CLO Ltd., as a Lender
By: Ares CLO Management XXXI, L.P., its Portfolio
Manager
By: Ares Management LLC, its General Partner

By:    /s/ Daniel Hayward
Name:    Daniel Hayward
Title:    Authorized Signatory

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Ares XXXII CLO Ltd., as a Lender
By: Ares CLO Management XXXII, L.P., its Asset
Manager

By:    /s/ Daniel Hayward
Name:    Daniel Hayward
Title:    Authorized Signatory

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Ares XXXIII CLO Ltd., as a Lender
By: Ares CLO Management XXXIII, L.P., its Asset
Manager

By:    /s/ Daniel Hayward
Name:    Daniel Hayward
Title:    Authorized Signatory

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Ares XXXIV CLO Ltd., as a Lender
By: Ares CLO Management LLC, its collateral
manager

By:    /s/ Daniel Hayward
Name:    Daniel Hayward
Title:    Authorized Signatory

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Ares XXXIX CLO Ltd., as a Lender
By: Ares CLO Management II, LLC, its asset
manager

By:    /s/ Daniel Hayward
Name:    Daniel Hayward
Title:    Authorized Signatory

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Ares XXXV CLO Ltd., as a Lender
By: Ares CLO Management LLC, its asset manager

By:    /s/ Daniel Hayward
Name:    Daniel Hayward
Title:    Authorized Signatory

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Ares XXXVII CLO Ltd., as a Lender
By: Ares CLO Management LLC, its asset manager

By:    /s/ Daniel Hayward
Name:    Daniel Hayward
Title:    Authorized Signatory

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Ares XXXVIII CLO Ltd., as a Lender
By: Ares CLO Management II LLC, its asset
manager

By:    /s/ Daniel Hayward
Name:    Daniel Hayward
Title:    Authorized Signatory

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

AZB FUNDING

By:    /s/ Kei Kajimura
Name:    Kei Kajimura
Title:    Authorized Signatory

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

BARCLAYS BANK PLC, as a Lender

By:    /s/ Ashley Berry
Name:    Ashely Berry
Title:    Authorized Signatory

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

55 Loan Strategy Fund a series Trust of Multi
Manager Global Investment Trust, as a Lender
By: BlackRock Financial Management Inc., Its
Investment Manager

By:    /s/ Rob Jacobi
Name:    Rob Jacobi
Title:    Authorized Signatory

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

55 Loan Strategy Fund Series 2 A Series Trust Of
Multi Manager Global Investment Trust, as a Lender
By: BlackRock Financial Management Inc., Its
Investment Manager

By:    /s/ Rob Jacobi
Name:    Rob Jacobi
Title:    Authorized Signatory

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

55 Loan Strategy Fund Series 3 A Series Trust of
Multi Manager Global Investment Trust, as a Lender
By: BlackRock Financial Management Inc., Its
Investment Manager

By:    /s/ Rob Jacobi
Name:    Rob Jacobi
Title:    Authorized Signatory

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Ace European Group Limited, as a Lender
BY: BlackRock Financial Management, Inc., its Sub-
Advisor

By:    /s/ Rob Jacobi
Name:    Rob Jacobi
Title:    Authorized Signatory

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

ACE Property & Casualty Insurance Company, as a
Lender
BY: BlackRock Financial Management, Inc., its
Investment Advisor

By:    /s/ Rob Jacobi
Name:    Rob Jacobi
Title:    Authorized Signatory

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Houston Casualty Company, as a Lender
BY: BlackRock Investment Management, LLC, its
Investment Manager

By:    /s/ Rob Jacobi
Name:    Rob Jacobi
Title:    Authorized Signatory

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

JFIN US Investment Grade & Leveraged Loan Buy
and Maintain Fund (FX and IR Hedged), as a Lender
By: BlackRock Financial Management, Inc., as
Investment Manager

By:    /s/ Rob Jacobi
Name:    Rob Jacobi
Title:    Authorized Signatory

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

U.S. Specialty Insurance Company, as a Lender
BY: BlackRock Investment Management, LLC, its
Investment Manager

By:    /s/ Rob Jacobi
Name:    Rob Jacobi
Title:    Authorized Signatory

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

UnitedHealthcare Insurance Company, as a Lender
By BlackRock Financial Management Inc., its
investment manager

By:    /s/ Rob Jacobi
Name:    Rob Jacobi
Title:    Authorized Signatory

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Bank of America, N.A.

By:    /s/ Matt Powers
Name:    Matt Powers
Title:    Director

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Canoe Floating Rate Income Fund, as a Lender
BY: AEGON USA, as its Investment Advisor

By:    /s/ John Bailey
Name:    John Bailey
Title:    Vice President

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Rockwell Collins Master Trust, as a Lender
BY: AGEON USA, as its Investment Advisor

By:    /s/ John Bailey
Name:    John Bailey
Title:    Vice President

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Transamerica Floating Rate, as a Lender
BY: AGEON USA, as its Investment Advisor

By:    /s/ John Bailey
Name:    John Bailey
Title:    Vice President

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

CATHAY BANK

By:    /s/ Nancy A. Moore
Name:    Nancy A. Moore
Title:    Senior Vice President

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Cedar Funding II CLO Ltd, as a Lender

By:    /s/ Krystle Walker
Name:    Krystle Walker
Title:    Authorized Signatory

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Cedar Funding III CLO, LTD, as a Lender

By:    /s/ Krystle Walker
Name:    Krystle Walker
Title:    Authorized Signatory

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Cedar Funding IV CLO, LTD, as a Lender

By:    /s/ Krystle Walker
Name:    Krystle Walker
Title:    Authorized Signatory

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Cedar Funding V CLO, LTD, as a Lender

By:    /s/ Krystle Walker
Name:    Krystle Walker
Title:    Authorized Signatory

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Cedar Funding VI CLO, LTD, as a Lender

By:    /s/ Krystle Walker
Name:    Krystle Walker
Title:    Authorized Signatory

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

[Citizens Bank & Trust Company], as a Lender

By:    /s/ Kenneth Roberson
Name:    Kenneth Robertson
Title:    Senior Vice Preside

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Dryden 36 Senior Loan Fund, as a Lender
By: PGIM, Inc., as Collateral Manager

By:    /s/ Joseph Lemanowicz
Name:    Joseph Lemanowica
Title:    Vice President

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Dryden 42 Senior Loan Fund, as a Lender
By: PGIM, Inc., as Collateral Manager

By:    /s/ Joseph Lemanowicz
Name:    Joseph Lemanowica
Title:    Vice President

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Dryden 45 Senior Loan Fund, as a Lender
By: PGIM, Inc., as Collateral Manager

By:    /s/ Joseph Lemanowicz
Name:    Joseph Lemanowica
Title:    Vice President

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Dryden 34 Senior Loan Fund, as a Lender
By: PGIM, Inc., as Collateral Manager

By:    /s/ Joseph Lemanowicz
Name:    Joseph Lemanowica
Title:    Vice President

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Columbia Funds Variable Series Trust II – Variable
Portfolio – Eaton Vance Floating-Rate Income Fund,
as a Lender
BY: Eaton Vance Management as Investment Sub-
Advisor

By:    /s/ Michael Brotthof
Name:    Michael Brotthof
Title:    Vice President

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Eaton Vance Bank Loan Fund A Series Trust of
Multi Manager Global Investment Trust, as a Lender
BY: Eaton Vance Management as Investment
Advisor

By:    /s/ Michael Brotthof
Name:    Michael Brotthof
Title:    Vice President

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Eaton Vance Bank Loan Fund Series II A Series
Trust of Multi Manager Global Investment Trust, as a
Lender
BY: Eaton Vance Management as Investment Advisor

By:    /s/ Michael Brotthof
Name:    Michael Brotthof
Title:    Vice President

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Eaton Vance CLO 2013-1 LTD., as a Lender
BY: Eaton Vance Management
Portfolio Manager

By:    /s/ Michael Brotthof
Name:    Michael Brotthof
Title:    Vice President

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Eaton Vance CLO 2014-1 Ltd., as a Lender
BY: Eaton Vance Management
Portfolio Manager

By:    /s/ Michael Brotthof
Name:    Michael Brotthof
Title:    Vice President

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Eaton Vance CLO 2015-1 Ltd., as a Lender
BY: Eaton Vance Management
Portfolio Manager

By:    /s/ Michael Brotthof
Name:    Michael Brotthof
Title:    Vice President

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Eaton Vance Floating Rate Portfolio, as a Lender
BY: Boston Management and Research as Investment
Advisor

By:    /s/ Michael Brotthof
Name:    Michael Brotthof
Title:    Vice President

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Eaton Vance Floating-Rate Income Plus Fund, as a
Lender
BY: Eaton Vance Management as Investment
Advisor

By:    /s/ Michael Brotthof
Name:    Michael Brotthof
Title:    Vice President

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Eaton Vance Floating-Rate Income Trust, as a Lender
BY: Eaton Vance Management as Investment
Advisor

By:    /s/ Michael Brotthof
Name:    Michael Brotthof
Title:    Vice President

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Eaton Vance Institutional Senior Loan Fund, as a
Lender
BY: Eaton Vance Management as Investment
Advisor

By:    /s/ Michael Brotthof
Name:    Michael Brotthof
Title:    Vice President

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Eaton Vance International (Cayman Islands)
Floating-Rate Income Portfolio, as a Lender
BY: Eaton Vance Management as Investment
Advisor

By:    /s/ Michael Brotthof
Name:    Michael Brotthof
Title:    Vice President

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Eaton Vance Limited Duration Income Fund, as a
Lender
BY: Eaton Vance Management as Investment
Advisor

By:    /s/ Michael Brotthof
Name:    Michael Brotthof
Title:    Vice President

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Eaton Vance Loan Fund Series III A Series Trust of
Multi Manager Global Investment Trust, as a Lender
BY: Eaton Vance Management as Investment Advisor

By:    /s/ Michael Brotthof
Name:    Michael Brotthof
Title:    Vice President

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Eaton Vance Senior Floating-Rate Income Trust, as a Lender
BY: Eaton Vance Management as Investment
Advisor

By:    /s/ Michael Brotthof
Name:    Michael Brotthof
Title:    Vice President

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Eaton Vance Senior Income Trust, as a Lender
BY: Eaton Vance Management as Investment
Advisor

By:    /s/ Michael Brotthof
Name:    Michael Brotthof
Title:    Vice President

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Eaton Vance Short Duration Diversified Income
Fund, as a Lender
BY: Eaton Vance Management as Investment
Advisor

By:    /s/ Michael Brotthof
Name:    Michael Brotthof
Title:    Vice President

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Eaton Vance VT Floating-Rate Income Fund, as a
Lender
BY: Eaton Vance Management as Investment
Advisor

By:    /s/ Michael Brotthof
Name:    Michael Brotthof
Title:    Vice President

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

MET Investors Series Trust – Met/Eaton Vance
Floating Rate Portfolio, as a Lender
BY: Eaton Vance Management as Investment Sub-
Advisor

By:    /s/ Michael Brotthof
Name:    Michael Brotthof
Title:    Vice President

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Pacific Select Fund Floating Rate Loan Portfolio, as a
Lender
BY: Eaton Vance Management as Investment Sub-
Advisor

By:    /s/ Michael Brotthof
Name:    Michael Brotthof
Title:    Vice President

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Senior Debt Portfolio, as a Lender
BY: Boston Management and Research as Investment
Advisor

By:    /s/ Michael Brotthof
Name:    Michael Brotthof
Title:    Vice President

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

HSBC Bank USA, National Association, as a Lender

By:    /s/ Steven F. Larsen
Name:    Steven F. Larsen
Title:    Vice President

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A.

By:    /s/ Ling Li
Name:    Ling Li
Title:    Executive Director

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

LCM XII Limited Partnership, as a Lender
By: LCM Asset Management LLC
As Collateral Manager

By:    /s/ Farboud Tavangar
Name:    Farboud Tavangar
Title:    LCM Asset Management LLC

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

LCM XIII Limited Partnership, as a Lender
By: LCM Asset Management LLC
As Collateral Manager

By:    /s/ Farboud Tavangar
Name:    Farboud Tavangar
Title:    LCM Asset Management LLC

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

LCM XV Limited Partnership, as a Lender
By: LCM Asset Management LLC
As Collateral Manager

By:    /s/ Farboud Tavangar
Name:    Farboud Tavangar
Title:    LCM Asset Management LLC

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

LCM XVI Limited Partnership, as a Lender
By: LCM Asset Management LLC
As Collateral Manager

By:    /s/ Farboud Tavangar
Name:    Farboud Tavangar
Title:    LCM Asset Management LLC

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Longfellow Place CLO, Ltd., as a Lender

By:    /s/ Scott D’Orsi
Name:    Scott D’Orsi
Title:    Portfolio Manager

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Morgan Stanley Bank, N.A., as a Lender

By:    /s/ Dmitriy Barskiy
Name:    Dmitriy Barskiy
Title:    Authorized Signatory

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

MUFG Union Bank, N.A., as a Lender

By:    /s/ Ryan Parker
Name:    Ryan Parker
Title:    Vice President

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

G.A.S. (Cayman) Limited, as Trustee on behalf of
Octagon Joint Credit Trust Series I (and not in its
individual capacity), as a Lender
BY: Octagon Credit Investors, LLC, as Portfolio
Manager

By:    /s/ Kimberly Wong Lem
Name:    Kimberly Wong Lem
Title:    Director of Portfolio Administration

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Octagon Paul Credit Fund Series I, Ltd., as a Lender
BY: Octagon Credit Investors, LLC
as Portfolio Manager

By:    /s/ Kimberly Wong Lem
Name:    Kimberly Wong Lem
Title:    Director of Portfolio Administration

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Octagon Delaware Trust 2011, as a Lender
BY: Octagon Credit Investors, LLC,
as Portfolio Manager

By:    /s/ Kimberly Wong Lem
Name:    Kimberly Wong Lem
Title:    Director of Portfolio Administration

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Octagon Investment Partners 25, Ltd., as a Lender
BY: Octagon Credit Investors, LLC, as Collateral
Manager

By:    /s/ Kimberly Wong Lem
Name:    Kimberly Wong Lem
Title:    Director of Portfolio Administration

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Octagon Investment Partners XIV, Ltd., as a Lender
BY: Octagon Credit Investors, LLC
as Collateral Manager

By:    /s/ Kimberly Wong Lem
Name:    Kimberly Wong Lem
Title:    Director of Portfolio Administration

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Octagon Investment Partners XV, Ltd., as a Lender
BY: Octagon Credit Investors, LLC
as Collateral Manager

By:    /s/ Kimberly Wong Lem
Name:    Kimberly Wong Lem
Title:    Director of Portfolio Administration

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Octagon Investment Partners XVIII, Ltd., as a Lender
BY: Octagon Credit Investors, LLC
as Collateral Manager

By:    /s/ Kimberly Wong Lem
Name:    Kimberly Wong Lem
Title:    Director of Portfolio Administration

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Octagon Investment Partners XX, Ltd., as a Lender
BY: Octagon Credit Investors, LLC
as Portfolio Manager

By:    /s/ Kimberly Wong Lem
Name:    Kimberly Wong Lem
Title:    Director of Portfolio Administration

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Octagon Investment Partners XXIII, Ltd., as a Lender
BY: Octagon Credit Investors, LLC
as Collateral Manager

By:    /s/ Kimberly Wong Lem
Name:    Kimberly Wong Lem
Title:    Director of Portfolio Administration

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Permanens Capital Floating Rate Fund LP, as a
Lender
BY: BlackRock Financial Management Inc., Its Sub-
Advisor

By:    /s/ Rob Jacobi
Name:    Rob Jacobi
Title:    Authorized Signatory

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

PNC BANK NATIONAL ASSOCIATION, as a Lender

By:    /s/ Scott Gross
Name:    Scott Gross
Title:    AVP

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

ECP CLO 2013-5, LTD, as a Lender
BY: Silvermine Capital Management

By:    /s/ Richard Kurth
Name:    Richard Kurth
Title:    Principal

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

GLG Ore Hill CLO 2013-1, LTD., as a Lender

By:    /s/ Richard Kurth
Name:    Richard Kurth
Title:    Principal

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Sumitomo Mitsui Banking Corporation, as a Lender

By:    /s/ Christakis Droussiotis
Name:    Christakis Droussiotis
Title:    Managing Director

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

SunTrust Bank

By:    /s/ Thomas Parrott
Name:    Thomas Parrott
Title:    Managing Director

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

TRALEE CDO I LTD, as a Lender
By: Par-Four Investment Management, LLC
As Collateral Manager

By:    /s/ Dennis Gorczyca
Name:    Dennis Gorczyca
Title:    Managing Director

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Venture XI CLO, Limited, as a Lender
BY: its investment advisor, MJX Asset Management,
LLC

By:    /s/ John Calaba
Name:    John Calaba
Title:    Managing Director

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

VENTURE XII CLO, Limited, as a Lender
BY: its investment advisor
MJX Asset Management LLC

By:    /s/ John Calaba
Name:    John Calaba
Title:    Managing Director

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

NEW MEXICO STATE INVESTMENT COUNCIL,
as a Lender
BY: Voya Investment Management Co. LLC, as its
investment manager

By:    /s/ Jim Essert
Name:    Jim Essert
Title:    Senior Vice President

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Voya CLO 2012-2, Ltd., as a Lender
BY: Voya Alternative Asset Management LLC, as its
investment manager

By:    /s/ Jim Essert
Name:    Jim Essert
Title:    Senior Vice President

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Voya CLO 2012-3, Ltd., as a Lender
BY: Voya Alternative Asset Management LLC, as its
investment manager

By:    /s/ Jim Essert
Name:    Jim Essert
Title:    Senior Vice President

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Voya CLO 2013-1, Ltd., as a Lender
BY: Voya Alternative Asset Management LLC, as its
investment manager

By:    /s/ Jim Essert
Name:    Jim Essert
Title:    Senior Vice President

[FIFTH AMENDMENT TO CREDIT AGREEMENT]

Voya CLO 2013-2, Ltd., as a Lender
BY: Voya Alternative Asset Management LLC, as its
investment manager

By:    /s/ Jim Essert
Name:    Jim Essert
Title:    Senior Vice President

[FIFTH AMENDMENT TO CREDIT AGREEMENT]